Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L S T R E N G T H

O P E R A T I O N A L E X C E L L E N C E

F i n a n c i a l S u p p l e m e n t

June 30 , 2 0 0 8

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President	NYSE: FFG
Kathleen.TillStange@FBLFinancial.com
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
June 30, 2008
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Income	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs by Segment	13
Collected Premiums, last five quarters	14
Other Information	15

NOTE 1: In addition to net income, FBL Financial Group has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of:
• realized and unrealized gains and losses on investments; • changes in net unrealized gains and losses on derivatives; • the cumulative effect of changes in accounting principles.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter.  Also, the cumulative effect of changes in accounting principles and discontinued operations are nonrecurring items.  These fluctuations make it difficult to analyze core operating trends.  In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income.  Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force.  For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market.  A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results.  We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2:  Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30,	December 31,
	2008	2007
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost:
2008 - $10,254,856; 2007 - $9,662,986)	$9,697,741	$9,522,592
Equity securities - available for sale, at market (cost: 2008 - $11,288;
2007 - $22,410)	11,448	23,633
Mortgage loans on real estate	1,262,813	1,221,573
Derivative instruments	25,914	43,918
Investment real estate, less allowances for depreciation of $0
in 2008 and 2007	2,559	2,559
Policy loans	180,631	179,490
Other long-term investments	1,300	1,300
Short-term investments	87,526	72,005
Total investments	11,269,932	11,067,070

Cash and cash equivalents	75,240	84,015
Securities and indebtedness of related parties	19,619	19,957
Accrued investment income	128,608	118,827
Amounts receivable from affiliates	10,924	10,831
Reinsurance recoverable	109,133	123,659
Deferred policy acquisition costs	1,161,533	991,155
Deferred sales inducements	378,559	321,263
Value of insurance in force acquired	48,628	41,215
Property and equipment, less allowances for depreciation of $81,128
in 2008 and $75,365 in 2007	47,257	49,164
Current income tax recoverable	11,932	7,412
Deferred income tax benefit	59,971	-
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	95,326	186,925
Other assets	30,193	32,458
Assets held in separate accounts	794,846	862,738

Total assets	$14,252,871	$13,927,859

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30,	December 31,
	2008	2007
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,145,918	$9,557,073
Traditional life insurance and accident and health products	1,307,138	1,284,068
Unearned revenue reserve	30,544	28,448
Other policy claims and benefits	37,943	31,069
	11,521,543	10,900,658
Other policyholders' funds:
Supplementary contracts without life contingencies	478,002	439,441
Advance premiums and other deposits	167,763	158,245
Accrued dividends	9,920	11,208
	655,685	608,894

Amounts payable to affiliates	74	35
Long-term debt	316,967	316,930
Deferred income taxes	-	28,188
Collateral payable for securities lending and other transactions	95,114	202,594
Other liabilities	129,902	104,840
Liabilities related to separate accounts	794,846	862,738
Total liabilities	13,514,131	13,024,877

Minority interest in subsidiaries	130	91

Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized
10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 28,970,937 shares in 2008 and
28,826,738 shares in 2007	105,795	101,221
Class B common stock, without par value – authorized 1,500,000 shares,
issued and outstanding 1,192,990 shares	7,525	7,525
Accumulated other comprehensive loss	(186,765)	(36,345)
Retained earnings	809,055	827,490
Total stockholders’ equity	738,610	902,891
Total liabilities and stockholders’ equity	$14,252,871	$13,927,859

FBL Financial Group, Inc.
Consolidated Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues:
Interest sensitive and index product charges	$31,785	$27,930	$60,906	$54,916
Traditional life insurance premiums	38,769	38,975	74,902	73,512
Net investment income	172,173	154,582	340,667	304,544
Derivative income (loss)	(31,685)	44,826	(130,581)	40,949
Realized/unrealized gains (losses) on investments	(74,021)	1,156	(103,368)	2,612
Other income	6,955	6,446	12,820	13,542
Total revenues	143,976	273,915	255,346	490,075
Benefits and expenses:
Interest sensitive and index product benefits	104,477	120,569	209,238	215,401
Change in value of index product embedded derivatives	(30,321)	276	(133,491)	(3,768)
Traditional life insurance benefits	22,602	23,411	49,854	48,081
Increase in traditional life future policy benefits	11,037	11,693	22,427	19,229
Distributions to participating policyholders	5,023	5,656	10,293	11,248
Underwriting, acquisition and insurance expenses	46,992	51,534	93,683	93,644
Interest expense	4,448	4,511	8,899	7,799
Other expenses	6,137	5,673	12,092	11,696
Total benefits and expenses	170,395	223,323	272,995	403,330
	(26,419)	50,592	(17,649)	86,745
Income taxes	9,996	(16,940)	7,538	(29,347)

Minority interest in loss (earnings) of subsidiaries	7	5	16	(5)
Equity income (loss), net of related income taxes	(159)	189	(42)	564
Net income (loss)	(16,575)	33,846	(10,137)	57,957
Dividends on Series B preferred stock	(37)	(37)	(75)	(75)
Net income (loss) applicable to common stock	$(16,612)	$33,809	$(10,212)	$57,882

Earnings (loss) per common share	$(0.56)	$1.14	$(0.34)	$1.95

Earnings (loss) per common share – assuming dilution	$(0.56)	$1.12	$(0.34)	$1.91

Cash dividends per common share	$0.125	$0.120	$0.250	$0.240

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008

Operating revenues:
Interest sensitive and index product charges	$27,940	$29,129	$30,492	$29,206	$31,893
Traditional life insurance premiums	38,975	34,751	36,419	36,133	38,769
Net investment income	154,582	157,016	166,471	168,494	172,173
Derivative income (loss)	17,135	28,257	8,937	(17,926)	(22,155)
Other income	6,446	6,513	6,484	5,865	6,955
Total operating revenues	245,078	255,666	248,803	221,772	227,635

Benefits and expenses:
Interest sensitive and index product benefits	115,044	128,428	118,064	99,147	100,766
Traditional life insurance	23,411	21,595	21,132	27,252	22,602
Increase in traditional life future policy benefits	11,693	8,840	9,613	11,390	11,037
Distributions to participating policyholders	5,656	4,866	5,306	5,270	5,023
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,648	3,455	3,398	3,401	3,348
Amortization of deferred policy acquisition costs	20,688	22,027	24,025	22,436	22,805
Amortization of value of insurance in force acquired	1,097	1,004	2,068	1,055	569
Other underwriting expenses	17,899	19,281	19,160	19,369	19,313
Total underwriting, acquisition and insurance expenses	43,332	45,767	48,651	46,261	46,035
Interest expense	4,511	4,437	4,430	4,451	4,448
Other expenses	5,673	5,675	6,389	5,955	6,137
Total benefits and expenses	209,320	219,608	213,585	199,726	196,048
	35,758	36,058	35,218	22,046	31,587
Income taxes	(11,749)	(12,172)	(10,807)	(7,104)	(10,307)
Minority interest in loss of subsidiaries	5	2	52	9	7
Equity income (loss), net of related income taxes	189	538	433	117	(159)
Dividends on Series B preferred stock	(37)	(37)	(37)	(38)	(37)

Operating income applicable to common stock	24,166	24,389	24,859	15,030	21,091

Realized/unrealized gains (losses) on investments, net of offsets	1,365	2,392	(213)	(12,165)	(42,642)
Change in net unrealized gains/losses on derivatives, net of offsets	8,278	(10,319)	(12,800)	3,535	4,939

Net income (loss) applicable to common stock	$33,809	$16,462	$11,846	$6,400	$(16,612)

Operating income per common share - assuming dilution	$0.80	$0.81	$0.82	$0.50	$0.70
Earnings (loss) per common share - assuming dilution	$1.12	$0.54	$0.39	$0.21	$(0.56)

Weighted average common shares outstanding, operating income basis (in thousands):
Basic	29,682	29,731	29,787	29,860	29,892
Effect of dilutive securities	603	551	626	348	210
Diluted	30,285	30,282	30,413	30,208	30,102

Weighted average common shares outstanding, net income basis (in thousands):
Basic	29,682	29,731	29,787	29,860	29,892
Effect of dilutive securities	603	551	626	348	-
Diluted	30,285	30,282	30,413	30,208	29,892

Operating return on equity, excluding AOCI - last twelve months	10.7%	10.6%	10.6%	9.6%	9.2%
Operating return on equity, including AOCI - last twelve months	10.8%	10.6%	10.7%	10.1%	10.2%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;
- interest expense;
- accident and health insurance products, primarily a closed block of group policies;
- advisory services for the management of investments and other companies;
- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
- leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2008	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$201	$7,621	$11,781	$12,290	$-	$31,893
Traditional life insurance premiums	-	-	38,769	-	-	38,769
Net investment income	35,670	94,605	35,682	3,638	2,578	172,173
Derivative income (loss)	(982)	(21,173)	-	-	-	(22,155)
Other income	114	-	(14)	633	6,222	6,955
Total operating revenues	35,003	81,053	86,218	16,561	8,800	227,635

Benefits and expenses:
Interest sensitive and index product benefits	23,051	54,654	17,314	5,747	-	100,766
Traditional life insurance benefits	-	-	22,602	-	-	22,602
Increase in traditional life future policy benefits	-	-	11,037	-	-	11,037
Distributions to participating policyholders	-	-	5,023	-	-	5,023
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,558	790	-	3,348
Amortization of deferred policy acquisition costs	2,142	13,745	4,291	2,627	-	22,805
Amortization of value of insurance in force acquired	74	-	495	-	-	569
Other underwriting expenses	2,122	3,760	7,233	5,543	655	19,313
Total underwriting, acquisition and insurance expenses	4,338	17,505	14,577	8,960	655	46,035
Interest expense	-	-	-	-	4,448	4,448
Other expenses	-	-	-	174	5,963	6,137
Total benefits and expenses	27,389	72,159	70,553	14,881	11,066	196,048
	7,614	8,894	15,665	1,680	(2,266)	31,587
Minority interest in loss of subsidiaries	-	-	-	-	7	7
Equity loss, before tax	-	-	-	-	(245)	(245)
Pre-tax operating income (loss)	$7,614	$8,894	$15,665	$1,680	$(2,504)	$31,349
Quarter Ended June 30, 2007	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$289	$4,829	$11,098	$11,724	$-	$27,940
Traditional life insurance premiums	-	-	38,975	-	-	38,975
Net investment income	36,932	73,442	37,319	3,503	3,386	154,582
Derivative income	1,030	16,105	-	-	-	17,135
Other income	-	-	-	535	5,911	6,446
Total operating revenues	38,251	94,376	87,392	15,762	9,297	245,078

Benefits and expenses:
Interest sensitive and index product benefits	24,641	70,056	15,753	4,594	-	115,044
Traditional life insurance benefits	-	-	23,411	-	-	23,411
Increase in traditional life future policy benefits	-	-	11,693	-	-	11,693
Distributions to participating policyholders	-	-	5,656	-	-	5,656
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,808	840	-	3,648
Amortization of deferred policy acquisition costs	2,607	12,766	4,127	1,188	-	20,688
Amortization of value of insurance in force acquired	447	-	650	-	-	1,097
Other underwriting expenses	2,098	3,079	7,077	5,186	459	17,899
Total underwriting, acquisition and insurance expenses	5,152	15,845	14,662	7,214	459	43,332
Interest expense	-	-	-	-	4,511	4,511
Other expenses	-	-	-	181	5,492	5,673
Total benefits and expenses	29,793	85,901	71,175	11,989	10,462	209,320
	8,458	8,475	16,217	3,773	(1,165)	35,758
Minority interest in earnings of subsidiaries	-	-	-	-	5	5
Equity income, before tax	-	-	-	-	291	291
Pre-tax operating income (loss)	$8,458	$8,475	$16,217	$3,773	$(869)	$36,054

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$289	$276	$259	$265	$201
Net investment income	36,932	35,664	36,861	35,538	35,670
Derivative income (loss):
Proceeds from option settlements	127	48	165	73	-
Cost of money for call options	(95)	(99)	(98)	(94)	(113)
Proceeds from (cost of) interest rate swaps	998	1,107	832	(112)	(869)
Total derivative income (loss)	1,030	1,056	899	(133)	(982)
Other income	-	-	-	26	114
Total operating revenues	38,251	36,996	38,019	35,696	35,003

Benefits and expenses:
Interest sensitive and index product benefits	24,641	24,613	24,563	23,287	23,051
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,607	3,179	2,111	2,482	2,142
Amortization of value of insurance in force acquired	447	343	311	534	74
Other underwriting expenses	2,098	2,196	2,262	2,151	2,122
Total underwriting, acquisition and insurance expenses	5,152	5,718	4,684	5,167	4,338
Total benefits and expenses	29,793	30,331	29,247	28,454	27,389
Pre-tax operating income	$8,458	$6,665	$8,772	$7,242	$7,614

Balance sheet data, securities at cost:

Assets:
Investments	$2,330,355	$2,334,881	$2,315,044	$2,350,332	$2,364,870
Deferred policy acquisition costs	78,932	79,556	80,685	84,023	87,211
Value of insurance in force acquired	13,598	13,257	12,949	12,509	12,761
Other assets	44,192	44,747	51,155	50,485	67,063
Total assets	$2,467,077	$2,472,441	$2,459,833	$2,497,349	$2,531,905

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,820,788	$1,824,221	$1,825,325	$1,842,844	$1,887,174
Other insurance reserves	396,295	395,144	392,326	394,576	389,471
Other liabilities	20,058	21,260	15,362	36,711	27,407
Total liabilities	2,237,141	2,240,625	2,233,013	2,274,131	2,304,052
Allocated equity	229,936	231,816	226,820	223,218	227,853
Total liabilities and equity	$2,467,077	$2,472,441	$2,459,833	$2,497,349	$2,531,905

Other data:
Number of direct contracts	52,311	51,769	51,311	50,926	50,912

Statutory portfolio yield net of assumed defaults	6.12%	6.12%	6.05%	5.75%	5.76%
Credited rate	4.43%	4.43%	4.35%	4.14%	4.13%
Spread on direct fixed annuities at end of quarter	1.69%	1.69%	1.70%	1.61%	1.63%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,436,152	$1,436,517	$1,439,049	$1,442,520	$1,457,812

Deposits	33,344	23,978	24,045	43,164	61,848
Withdrawals, surrenders and death benefits	(32,173)	(22,702)	(22,659)	(24,090)	(20,481)
Net flows	1,171	1,276	1,386	19,074	41,367

Policyholder interest/index credits	15,425	15,423	15,382	14,897	14,701
Annuitizations and other	(16,231)	(14,167)	(13,297)	(18,679)	(14,340)
Balance, end of period	1,436,517	1,439,049	1,442,520	1,457,812	1,499,540
Other interest sensitive reserves	384,271	385,172	382,805	385,032	387,634
Total interest sensitive and index product reserves	$1,820,788	$1,824,221	$1,825,325	$1,842,844	$1,887,174

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$4,829	$5,133	$6,399	$5,309	$7,621
Net investment income	73,442	78,337	86,230	90,766	94,605
Derivative income (loss):
Proceeds from option settlements	41,650	55,258	38,717	14,341	11,734
Cost of money for call options	(25,545)	(28,057)	(30,679)	(32,134)	(32,907)
Total derivative income (loss)	16,105	27,201	8,038	(17,793)	(21,173)
Total operating revenues	94,376	110,671	100,667	78,282	81,053

Benefits and expenses:
Interest sensitive and index product benefits:
Interest sensitive product benefits	18,059	19,171	23,222	25,430	26,681
Index product benefits:
Interest credited	11,084	12,116	12,034	13,579	17,199
Index credits	40,913	53,428	39,465	14,525	10,774
Total index product benefits	51,997	65,544	51,499	28,104	27,973
Total interest sensitive and index product benefits	70,056	84,715	74,721	53,534	54,654
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	12,766	12,191	13,339	13,011	13,745
Other underwriting expenses	3,079	2,986	3,145	3,942	3,760
Total underwriting, acquisition and insurance expenses	15,845	15,177	16,484	16,953	17,505
Total benefits and expenses	85,901	99,892	91,205	70,487	72,159
Pre-tax operating income	$8,475	$10,779	$9,462	$7,795	$8,894

Balance sheet data, securities at cost:

Assets:
Investments	$5,416,676	$5,841,363	$6,249,207	$6,393,489	$6,817,989
Deferred policy acquisition costs	404,758	433,409	468,529	478,708	492,540
Deferred sales inducements	241,245	261,522	286,849	292,491	294,148
Other assets	149,404	153,391	142,582	167,015	188,946
Total assets	$6,212,083	$6,689,685	$7,147,167	$7,331,703	$7,793,623

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$3,997,813	$4,506,311	$4,994,736	$5,172,016	$5,602,285
Interest sensitive and index product reserves - assumed	1,860,472	1,825,551	1,766,735	1,719,151	1,678,348
Other insurance reserves	34,343	48,829	64,242	89,362	113,368
Other liabilities	40,471	23,292	21,034	36,972	58,575
Total liabilities	5,933,099	6,403,983	6,846,747	7,017,501	7,452,576
Allocated equity	278,984	285,702	300,420	314,202	341,047
Total liabilities and equity	$6,212,083	$6,689,685	$7,147,167	$7,331,703	$7,793,623

Other data:
Number of direct contracts	59,862	66,957	73,980	78,241	86,470

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.73%	5.80%	5.80%	5.83%	5.85%
Credited rate	4.77%	4.83%	4.86%	4.85%	4.86%
Spread on direct fixed rate annuities at end of quarter	0.96%	0.97%	0.94%	0.98%	0.99%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.68%	5.71%	5.74%	5.77%	5.81%
Credited rate/option cost	3.44%	3.51%	3.57%	3.56%	3.53%
Spread on direct index annuities at end of quarter	2.24%	2.20%	2.17%	2.21%	2.28%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$5,597,140	$5,856,937	$6,330,502	$6,759,976	$6,889,613

Deposits	268,323	474,385	485,878	303,676	512,448
Withdrawals, surrenders and death benefits	(98,253)	(109,068)	(130,841)	(134,517)	(151,351)
Net flows	170,070	365,317	355,037	169,159	361,097

Policyholder interest/index credits	85,412	98,090	86,470	63,945	58,804
Derivative value change and other	4,315	10,158	(12,033)	(103,467)	(30,415)
Balance, end of period	5,856,937	6,330,502	6,759,976	6,889,613	7,279,099
Other interest sensitive reserves	1,348	1,360	1,495	1,554	1,534
Total interest sensitive and index product reserves	$5,858,285	$6,331,862	$6,761,471	$6,891,167	$7,280,633

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,098	$12,296	$11,457	$11,421	$11,781
Traditional life insurance premiums	38,975	34,751	36,419	36,133	38,769
Net investment income	37,319	35,326	35,749	35,787	35,682
Other income	-	-	-	21	(14)
Total operating revenues	87,392	82,373	83,625	83,362	86,218

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,729	9,046	9,146	9,140	9,208
Death benefits	7,024	5,831	5,092	7,245	8,106
Total interest sensitive product benefits	15,753	14,877	14,238	16,385	17,314
Traditional life insurance benefits:
Death benefits	11,983	12,883	12,582	18,433	12,510
Surrender and other benefits	11,428	8,712	8,550	8,819	10,092
Total traditional life insurance benefits	23,411	21,595	21,132	27,252	22,602
Increase in traditional life future policy benefits	11,693	8,840	9,613	11,390	11,037
Distributions to participating policyholders	5,656	4,866	5,306	5,270	5,023
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,808	2,676	2,461	2,579	2,461
Amortization of deferred policy acquisition costs	4,127	6,042	5,555	4,446	4,291
Amortization of value of insurance in force acquired	650	661	1,757	521	495
Other underwriting expenses	7,077	7,702	7,603	7,355	7,330
Total underwriting, acquisition and insurance expenses	14,662	17,081	17,376	14,901	14,577
Total benefits and expenses	71,175	67,259	67,665	75,198	70,553
Pre-tax operating income	$16,217	$15,114	$15,960	$8,164	$15,665

Balance sheet data, securities at cost:
Assets:
Investments	$2,214,197	$2,225,049	$2,216,803	$2,228,639	$2,247,695
Deferred policy acquisition costs	226,657	227,267	230,399	233,127	237,004
Deferred sales inducements	3,267	3,607	3,806	3,861	4,104
Value of insurance in force acquired	30,061	29,395	27,642	27,182	26,763
Other assets	61,532	61,655	66,256	78,837	82,331
Total assets	$2,535,714	$2,546,973	$2,544,906	$2,571,646	$2,597,897

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$767,304	$766,769	$768,066	$768,141	$769,503
Other insurance reserves	1,379,671	1,385,873	1,400,379	1,416,311	1,430,396
Other liabilities	81,654	88,892	66,566	65,445	62,681
Total liabilities	2,228,629	2,241,534	2,235,011	2,249,897	2,262,580
Allocated equity	307,085	305,439	309,895	321,749	335,317
Total liabilities and equity	$2,535,714	$2,546,973	$2,544,906	$2,571,646	$2,597,897

Other data:
Number of direct policies - traditional life	329,940	330,209	332,494	332,538	332,545
Number of direct policies - universal life	55,785	55,439	55,218	54,787	54,834
Direct face amounts - traditional life	$27,295	$27,853	$28,551	$29,088	$29,519
Direct face amounts - universal life	$4,674	$4,675	$4,695	$4,684	$4,733

Statutory portfolio yield net of assumed defaults	6.30%	6.30%	6.32%	6.30%	6.34%
Credited rate	4.45%	4.39%	4.40%	4.40%	4.40%
Spread on direct universal life at end of quarter	1.85%	1.91%	1.92%	1.90%	1.94%

Interest sensitive reserve activity:
Balance, beginning of period	$770,949	$767,304	$766,769	$768,066	$768,141

Deposits	13,504	13,476	14,079	13,395	14,140
Withdrawals and surrenders	(11,298)	(7,814)	(7,539)	(7,439)	(8,066)
Net flows	2,206	5,662	6,540	5,956	6,074

Policyholder interest credited	7,955	8,043	8,604	8,286	8,406
Policy charges	(10,547)	(11,120)	(11,328)	(11,263)	(11,560)
Benefits and other	(3,259)	(3,120)	(2,519)	(2,904)	(1,558)
Balance, end of period	$767,304	$766,769	$768,066	$768,141	$769,503

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Variable Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
Pre-tax Operating Income		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges:
Variable universal life product charges	$9,433	$9,200	$9,936	$9,913	$9,924
Variable annuity product charges	2,291	2,224	2,441	2,298	2,366
Total interest sensitive product charges	11,724	11,424	12,377	12,211	12,290
Net investment income	3,503	3,330	3,352	3,341	3,638
Other income	535	573	201	383	633
Total operating revenues	15,762	15,327	15,930	15,935	16,561

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	1,971	1,943	2,003	2,217	1,810
Death benefits	2,623	2,280	2,539	3,724	3,937
Total interest sensitive product benefits	4,594	4,223	4,542	5,941	5,747
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	840	779	852	822	790
Amortization of deferred policy acquisition costs	1,188	615	3,020	2,497	2,627
Other underwriting expenses	5,186	5,140	5,238	5,304	5,543
Total underwriting, acquisition and insurance expenses	7,214	6,534	9,110	8,623	8,960
Other expenses	181	189	176	203	174
Total benefits and expenses	11,989	10,946	13,828	14,767	14,881
Pre-tax operating income	$3,773	$4,381	$2,102	$1,168	$1,680

Balance sheet data, securities at cost:
Assets:
Investments	$207,147	$216,939	$215,176	$224,408	$242,537
Deferred policy acquisition costs	151,076	154,059	156,055	156,980	157,825
Deferred sales inducements	1,858	2,208	2,369	2,379	2,449
Other assets	30,955	14,032	11,539	15,909	10,329
Separate account assets	838,190	865,557	862,738	802,225	794,846
Total assets	$1,229,226	$1,252,795	$1,247,877	$1,201,901	$1,207,986

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$201,472	$201,586	$202,211	$204,965	$208,607
Other insurance reserves	28,558	26,934	26,985	28,596	28,964
Other liabilities	50,613	46,226	39,290	38,249	70,265
Separate account liabilities	838,190	865,557	862,738	802,225	794,846
Total liabilities	1,118,833	1,140,303	1,131,224	1,074,035	1,102,682
Allocated equity	110,393	112,492	116,653	127,866	105,304
Total liabilities and equity	$1,229,226	$1,252,795	$1,247,877	$1,201,901	$1,207,986

Rollforward of separate account balances:
Beginning separate account balance	$784,995	$838,190	$865,557	$862,738	$802,225
Net premiums	38,202	29,257	35,594	27,019	28,398
Net investment gain (loss)	42,722	21,709	(14,608)	(61,229)	(8,707)
Charges, benefits and surrenders	(27,729)	(23,599)	(23,805)	(26,303)	(27,070)
Ending separate account balance	$838,190	$865,557	$862,738	$802,225	$794,846

Separate account balance:
Balance per financial statements	$838,190	$865,557	$862,738	$802,225	$794,846
Less: alliance partners' share	(22,865)	(23,205)	(22,301)	(20,932)	(19,934)
Add: alliance partner separate account assets on business assumed	69,545	77,110	79,150	79,212	76,143
	$884,870	$919,462	$919,587	$860,505	$851,055

Other data:
Number of direct contracts - variable annuity	20,960	21,009	21,041	21,025	21,072
Number of direct policies - variable universal life	63,842	63,562	63,378	62,858	62,381
Direct face amounts - variable universal life	$7,755	$7,779	$7,846	$7,804	$7,797

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$3,386	$4,359	$4,279	$3,062	$2,578
Other income	5,911	5,940	6,283	5,435	6,222
Total operating revenues	9,297	10,299	10,562	8,497	8,800

Benefits and expenses:
Other underwriting and insurance expenses	459	1,257	997	617	655
Interest expense	4,511	4,437	4,430	4,451	4,448
Other expenses	5,492	5,486	6,213	5,752	5,963
Total benefits and expenses	10,462	11,180	11,640	10,820	11,066
	(1,165)	(881)	(1,078)	(2,323)	(2,266)
Minority interest in loss (earnings) of subsidiaries	5	2	52	9	7
Equity income, before tax	291	828	666	180	(245)
Pre-tax operating loss	$(869)	$(51)	$(360)	$(2,134)	$(2,504)

Balance sheet data, securities at cost:
Assets:
Investments	$236,869	$260,628	$280,864	$188,101	$153,796
Securities and indebtedness of related parties	18,510	19,511	19,954	20,040	19,602
Other assets	389,252	377,199	426,436	451,908	317,675
Total assets	$644,631	$657,338	$727,254	$660,049	$491,073

Liabilities and equity:
Liabilities:
Insurance reserves	$70,645	$68,330	$68,360	$68,710	$66,874
Debt	316,893	316,912	316,930	316,949	316,967
Other liabilities	270,753	279,425	356,423	316,923	191,243
Total liabilities	658,291	664,667	741,713	702,582	575,084
Minority interest in subsidiaries	146	143	91	129	130
Equity	(13,806)	(7,472)	(14,550)	(42,662)	(84,141)
Total liabilities and equity	$644,631	$657,338	$727,254	$660,049	$491,073

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs by Segment

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Deferred policy acquisition costs - beginning of period	$79,574	$78,932	$79,556	$80,685	$84,023
Capitalization:
Commissions	2,620	1,791	1,844	2,774	2,798
Expenses	388	559	303	720	657
Total capitalization	3,008	2,350	2,147	3,494	3,455
Amortization - operating basis, before impact of unlocking	(2,607)	(1,953)	(2,111)	(2,482)	(2,142)
Amortization - unlocking, operating basis	-	(1,226)	-	-	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(1,043)	1,453	1,093	2,326	1,875
Deferred policy acquisition costs - end of period	$78,932	$79,556	$80,685	$84,023	$87,211

Traditional Annuity - Independent Distribution
Deferred policy acquisition costs - beginning of period	$399,681	$404,756	$433,409	$468,529	$478,708
Capitalization:
Commissions	23,240	30,087	31,001	24,478	29,263
Expenses	1,800	2,216	2,176	1,931	2,165
Total capitalization	25,040	32,303	33,177	26,409	31,428
Amortization - operating basis, before impact of unlocking	(12,147)	(12,191)	(13,339)	(13,011)	(14,453)
Amortization - unlocking, operating basis	(619)	-	-	-	708
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(7,199)	8,541	15,282	(3,219)	(3,851)
Deferred policy acquisition costs - end of period	$404,756	$433,409	$468,529	$478,708	$492,540

Traditional & Universal Life Insurance
Deferred policy acquisition costs - beginning of period	$223,324	$226,659	$227,267	$230,399	$233,127
Capitalization:
Commissions	4,104	3,084	4,828	2,960	4,017
Expenses	3,339	3,573	3,850	3,818	3,722
Total capitalization	7,443	6,657	8,678	6,778	7,739
Amortization - operating basis, before impact of unlocking	(4,580)	(4,438)	(5,555)	(4,446)	(4,464)
Amortization - unlocking, operating basis	453	(1,604)	-	-	173
Amortization - realized gains/losses on investments	19	(7)	9	396	429
Deferred policy acquisition costs - end of period	$226,659	$227,267	$230,399	$233,127	$237,004

Variable
Deferred policy acquisition costs - beginning of period	$147,906	$151,076	$154,059	$156,055	$156,980
Capitalization:
Commissions	3,412	2,857	3,765	2,618	2,528
Expenses	932	1,156	969	893	755
Total capitalization	4,344	4,013	4,734	3,511	3,283
Amortization - operating basis, before impact of unlocking	(1,454)	(1,590)	(4,277)	(2,497)	(2,925)
Amortization - unlocking, operating basis	266	975	1,257		298
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	14	(415)	282	(89)	189
Deferred policy acquisition costs - end of period	$151,076	$154,059	$156,055	$156,980	$157,825

Total
Deferred policy acquisition costs - beginning of period	$850,485	$861,423	$894,291	$935,668	$952,838
Capitalization:
Commissions	33,376	37,819	41,438	32,830	38,606
Expenses	6,459	7,504	7,298	7,362	7,299
Total capitalization	39,835	45,323	48,736	40,192	45,905
Amortization - operating basis, before impact of unlocking	(20,789)	(20,172)	(25,282)	(22,436)	(23,984)
Amortization - unlocking, operating basis	101	(1,855)	1,257	-	1,179
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(8,209)	9,572	16,666	(586)	(1,358)
Deferred policy acquisition costs - end of period	861,423	894,291	935,668	952,838	974,580
Impact of unrealized gains/losses on investments	60,217	49,872	55,487	136,506	186,953
Deferred policy acquisition costs	$921,640	$944,163	$991,155	$1,089,344	$1,161,533

FBL Financial Group, Inc.
Collected Premiums

	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$20,572	$17,052	$14,966	$25,530	$40,234
Renewal - individual	14,100	8,282	9,335	18,115	22,203
Group	1,944	2,514	2,621	1,703	1,988
Total Traditional Annuity - Exclusive Distribution	36,616	27,848	26,922	45,348	64,425

Traditional Annuity - Independent Distribution
Fixed rate annuities	56,674	275,866	283,563	120,928	378,209
Index annuities	222,678	213,254	221,033	205,758	159,998
Total direct	279,352	489,120	504,596	326,686	538,207
Reinsurance assumed	1,311	663	458	882	892
Total Traditional Annuity - Independent Distribution,
net of reinsurance	280,663	489,783	505,054	327,568	539,099

Traditional and Universal Life Insurance
Universal life:
First year	1,079	1,286	2,045	1,361	1,628
Renewal	10,062	9,178	9,920	9,919	10,271
Total	11,141	10,464	11,965	11,280	11,899
Participating whole life:
First year	4,029	3,660	3,271	2,848	2,860
Renewal	24,364	21,695	22,656	23,135	24,967
Total	28,393	25,355	25,927	25,983	27,827
Term life and other:
First year	2,320	2,326	2,503	2,595	2,365
Renewal	11,069	11,027	11,411	12,038	12,015
Total	13,389	13,353	13,914	14,633	14,380
Total Traditional and Universal Life Insurance - Exclusive Distribution	52,923	49,172	51,806	51,896	54,106
Reinsurance assumed	3,501	2,911	2,905	2,735	2,790
Reinsurance ceded	(4,833)	(4,157)	(4,844)	(4,637)	(5,025)
Total Traditional and Universal Life Insurance, net of reinsurance	51,591	47,926	49,867	49,994	51,871

Variable
Variable annuities:
Exclusive distribution:
First year	17,566	13,923	19,254	13,217	12,394
Renewal	7,758	5,966	6,036	6,682	6,919
Total	25,324	19,889	25,290	19,899	19,313
Alliance channel:
First year (1)	9,037	7,493	7,480	6,385	4,398
Renewal (1)	1,585	1,121	1,078	1,435	1,524
Total	10,622	8,614	8,558	7,820	5,922
Total variable annuities	35,946	28,503	33,848	27,719	25,235
Variable universal life:
Exclusive distribution:
First year	1,087	904	2,039	1,756	1,118
Renewal	12,079	11,158	11,302	11,936	12,033
Total	13,166	12,062	13,341	13,692	13,151
Alliance channel:
First year (1)	205	236	152	122	96
Renewal (1)	535	510	529	541	578
Total	740	746	681	663	674
Total variable universal life	13,906	12,808	14,022	14,355	13,825
Total Variable	49,852	41,311	47,870	42,074	39,060
Reinsurance ceded	(145)	(202)	(160)	(153)	(187)
Total Variable, net of reinsurance	49,707	41,109	47,710	41,921	38,873

Corporate and Other
Accident and health premiums collected, net of
reinsurance	28	24	234	63	30
	$418,605	$606,690	$629,787	$464,894	$694,298

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2007	2007	2007	2008	2008
	(Dollars in thousands, except per share data)
Capitalization:
Revolving line of credit agreement	$46,000	$46,000	$46,000	$46,000	$46,000
Senior notes, due 2014	75,376	75,365	75,353	75,341	75,329
Senior notes, due 2017	98,517	98,547	98,577	98,608	98,638
Trust preferred securities	97,000	97,000	97,000	97,000	97,000
Total debt	316,893	316,912	316,930	316,949	316,967

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	909,592	924,976	936,236	941,372	922,375
Total capitalization, excluding AOCI	1,229,485	1,244,888	1,256,166	1,261,321	1,242,342

Accumulated other comprehensive income (loss)	(40,907)	(30,658)	(36,345)	(137,996)	(186,765)
Total capitalization, including AOCI	$1,188,578	$1,214,230	$1,219,821	$1,123,325	$1,055,577

Common shares outstanding	29,939,365	29,986,157	30,019,728	30,162,058	30,163,927

Book Value per Share:
Excluding AOCI	$30.38	$30.85	$31.19	$31.21	$30.58
Including AOCI	29.01	29.82	29.98	26.64	24.39

Debt-to-Capital Ratio:
Excluding AOCI	25.8%	25.5%	25.2%	25.1%	25.5%
Including AOCI	26.7	26.1	26.0	28.2	30.0

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCI	17.9%	17.7%	17.5%	17.4%	17.7%
Including AOCI	18.5	18.1	18.0	19.6	20.8

Class A Common Ownership:
Iowa Farm Bureau Federation	51.1%	51.0%	51.0%	50.7%	50.7%
Other Farm Bureau entities	9.1	9.0	9.0	8.9	8.7
Public	39.8	40.0	40.0	40.4	40.6
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	62.8%	63.4%	63.6%	62.0%	61.7%
(BBB)	33.0	32.5	32.6	34.1	34.4
(BB)	3.2	3.1	2.7	2.8	2.7
(<BB)	1.0	1.0	1.1	1.1	1.2

Investment by Type:
Fixed maturities	61.6%	61.3%	61.4%	62.0%	62.1%
Residential mortgage-backed	16.7	17.0	16.7	16.1	15.9
Commercial mortgage-backed	4.0	4.3	5.1	5.9	6.5
Asset-backed	2.8	2.6	2.3	1.8	1.5
Mortgage loans	10.7	10.8	11.0	11.2	11.3
Equity securities	0.3	0.3	0.2	0.2	0.1
Other	3.9	3.7	3.3	2.8	2.6

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,234	1,234	1,188	1,192	1,193
7 Life-only states	786	790	779	763	775
Total Farm Bureau Life channel	2,020	2,024	1,967	1,955	1,968

Percentage registered representatives:
Farm Bureau Life channel	87.9%	88.3%	88.3%	88.6%	86.9%

EquiTrust Life channel:
Independent Agents	17,356	18,902	19,781	20,726	22,361